UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2008
Merrill Lynch & Co., Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York		10080

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1: FORM OF AGREEMENT WITH THOMAS J. SANZONE
EX-99.1: PRESS RELEASE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On March 3, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that Thomas J. Sanzone will be joining Merrill Lynch in the second half of 2008 to serve as Executive Vice President and Chief Administrative Officer with responsibility for Global Infrastructure Solutions and Global Corporate Services.
The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
(e) On March 3, 2007, the Merrill Lynch Board of Directors approved the election of Thomas J. Sanzone as Executive Vice President and Chief Administrative Officer, effective upon his joining Merrill Lynch. Mr. Sanzone will report to Chairman and Chief Executive Officer John A. Thain. The Board of Directors also approved the agreement with Mr. Sanzone that covered the terms on which he would join Merrill Lynch (the “Agreement”).
Under the terms of the Agreement, Mr. Sanzone will join Merrill Lynch not later than the third quarter of 2008. The financial terms of the Agreement include: (1) an annual salary of $600,000; (2) a bonus for fiscal year 2008 of $9.4 million, payable in cash and in stock-based compensation in January 2009; (3) a sign-on restricted stock grant valued at $2 million; (4) compensation for the forfeiture of unvested equity awards from Credit Suisse Group, his former employer, with similar terms to the forfeited equity. The Agreement does not provide for any guaranteed bonus payments for future years. Mr. Sanzone’s future bonus compensation will be determined annually by the Management Development and Compensation Committee of the Merrill Lynch Board of Directors. Mr. Sanzone also will be subject to Merrill Lynch’s standard restrictive covenant agreement that provides for notice prior to termination and limitations on post termination competition with Merrill Lynch and the hiring and solicitation of Merrill Lynch employees.
The Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

10.1	Form of Agreement dated February 27, 2008 with Thomas J. Sanzone

99.1	Press release of Merrill Lynch & Co., Inc. dated March 3, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

	By:	/s/ Judith A. Witterschein

Judith A. Witterschein
Corporate Secretary

Date: March 7, 2008

Exhibit Index

10.1	Form of Agreement dated February 27, 2008 with Thomas J. Sanzone

99.1	Press release of Merrill Lynch & Co., Inc. dated March 3, 3008